U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): March 20, 2002




                          Concierge Technologies, Inc.
             (Exact name of registrant as specified in its charter)



  California                         333-38838                      95-4442384
--------------                 ------------------------           -------------
  (state of                    (Commission File Number)           (IRS Employer
incorporation)                                                     I.D. Number)

                              531 Main Street, #963
                              El Segundo, CA 90245
                                  310-645-1582
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

                                 Starfest, Inc.
                            4602 East Palo Brea Lane
                              Cave Creek, AZ 85331
                                  480-551-8280
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item  2.     Acquisition  or  Disposition  of  Assets

     Starfest, Inc. (the "Company") effected a merger on March 20, 2002 with Concierge, Inc. pursuant to approving votes of the shareholders of both corporations. The Company's shareholder vote occurred on January 25, 2002. Concierge, Inc.'s shareholder vote occurred on January 4, 2002

     For details of the merger, the Company incorporates by reference the Prospectus-Proxy Statement contained in its Amendment No. 7 to Form S-4 Registration Statement filed November 14, 2001 (Commission File No. 333-38838).

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements.
             ----------------------

             Financial  statements  will  be  filed  within  60  days.

     (b)     Exhibits.

             The  following exhibits  are  filed  as  a  part  of  this  report.

     Exhibit                              Item
     -------                              ----

     3.5     -     Articles   of   Merger  of   Starfest, Inc.  and   Concierge,
                   Inc. filed with the Secretary of State of Nevada on March 1, 2002.

     3.6     -     Agreement  of  Merger  between  Starfest, Inc. and Concierge,
                   Inc.  filed  with  the   Secretary  of  State  of  California
                   on March 20, 2002.


Item  8.     Change  in  Fiscal  Year

     On March 20, 2002 the Registrant determined to change its fiscal year from that used in its most recent filing with the Commission (December 31). The new fiscal year end is June 30. The Registrant's Form 10-KSB for the fiscal year-end June 30, 2002 will cover the transition period.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  25,  2002                Concierge  Technologies,  Inc.


                                       By/s/Allen  E.  Kahn
                                         ---------------------------------------
                                         Allen  E.  Kahn,  President

                          Concierge Technologies, Inc.
                          Commission File No. 333-38838

                                    Form 8-K
                         Date of Report: March 20, 2002


                                List of Exhibits
                                ----------------

     Exhibit                              Item
     -------                              ----

     3.5     -     Articles  of   Merger  of  Starfest,  Inc.   and   Concierge,
                   Inc.  filed   with  the  Secretary  of  State of  Nevada  on
                   March  1,  2002.

     3.6     -     Agreement  of  Merger  between  Starfest, Inc. and Concierge,
                   Inc.  filed   with  the  Secretary  of  State  of  California
                   on March 20, 2002.

                                                                FILED #C19939-96
                                                                     MAR 01 2002
                                                                IN THE OFFICE OF
                                                                 /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE

                               Articles of Merger
                                       of
                                 Starfest, Inc.
                                      and
                                Concierge, Inc.

1. The constituent entities to this merger are Starfest, Inc., a California corporation (the surviving corporation), and Concierge, Inc., a Nevada corporation.

2. A plan of merger has been adopted by each constituent corporation. The complete executed plan of merger is on file at the place of business of the surviving company (renamed "Concierge Technologies, Inc." in the merger) at 7547 W. Manchester, No. 325, Los Angeles, CA 90045.

3. Approval of the plan of merger was required by the stockholders of each of Starfest, Inc. and Concierge, Inc. The plan of merger was submitted to the stockholders of each corporation pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes. Each constituent corporation has only one class of stock outstanding, common stock. All shareholders of each constituent corporation were entitled to vote on the plan of merger, and a favorable vote of the majority of outstanding shares of each corporation was required for the plan of merger to be approved. Some 83.3 percent of the outstanding shares of common stock of Concierge, Inc. voted to approve the plan, and there were no votes cast to disapprove the plan. Some 52.8 percent of the outstanding shares of common stock of Starfest, Inc. voted to approve the plan, and 2.7 percent of the outstanding shares voted to disapprove the plan. The percentage of stockholders' votes cast for the plan was sufficient for approval of the plan by the stockholders of both Concierge, Inc. and Starfest, Inc.

4. The approved plan of merger resulted in amendments to the articles of incorporation of Starfest, Inc., the surviving entity, which amendments are reflected in the following Amended and Restated Articles of Starfest, Inc.(now named Concierge Technologies, Inc.):

                 Amended and Restated Articles of Incorporation
                                       of
            Starfest, Inc. (now named Concierge Technologies, Inc.),
                            a California corporation

                                        I

     The  name  of  this  corporation  is  Concierge  Technologies,  Inc.

                                                                     Exhibit 3.5
                                                               Page 1 of 2 Pages

                                       II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

     The name and address in the State of California of this corporation's agent for service of process is Allen E. Kahn, 7547 W. Manchester Ave., No. 325, Los Angeles, CA 90045
IV
                                       IV

     This corporation shall be authorized to issue two classes of capital stock, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The number of shares of Common Stock that may be issued is 190 million, and the number of shares of Preferred Stock that may be issued is 10 million.


Dated:  February  20,  2002.


     Starfest,  Inc.                         Concierge,  Inc.

     By:/s/Michael  Huemmer                  By:/s/Allen  E.  Kahn
        -----------------------------           -------------------------------
        Michael  Huemmer, President             Allen E. Kahn, President







                                                     STATE OF NEVADA
                                                   Secretary of State
                                        I hereby certify that this is a true and
                                         complete copy of the document as filed
                                                     in this office.
                                                       MAR 04 2002
                                                     /s/ Dean Heller
                                                       Dean Heller
                                                          [SEAL]


                                                                     Exhibit 3.5
                                                               Page 2 of 2 Pages

                                    A0578390
                                                    ENDORSED - FILED
                                         in the office of the Secretary of State
                                               of the State of California
                                                       MAR 20 2002
                                              BILL JONES, Secretary of State

                              AGREEMENT OF MERGER
                              -------------------

     This Agreement of Merger is entered into between Starfest, Inc., a California corporation (herein, the "Surviving Corporation") and Concierge, Inc., a Nevada corporation (herein, the "Merging Corporation").

     1.     Merging  Corporation  shall  be  merged  into Surviving Corporation.

     2. Each outstanding share of common stock of Merging Corporation shall be converted to 67.5355 shares of common stock of Surviving Corporation. What would be fractional shares shall be rounded to the nearest whole number.

     3.     The  outstanding  shares  of  Surviving   Corporation  shall  remain
outstanding  and  are  not  affected  by  the  merger.

     4. The articles of incorporation of Surviving Corporation are amended and restated as follows:


                 Amended and Restated Articles of Incorporation

                                    Article I

          The name of the corporation is Concierge Technologies, Inc.

                                   Article II

          The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  Article III

          The authorized capital of the corporation shall be 190 million shares of common stock, $0.001 par value, and 10 million shares of preferred stock, $0.001 par value.

                                                                     Exhibit 3.6
                                                               Page 1 of 4 Pages

          The preferred stock may be issued in series. The board of directors is authorized to determine the designation of each series of preferred stock, to fix the number of shares of each series, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series, and to increase the number of shares of any series subsequent to the issue of shares of such series.


Dated:  March  7,  2002                STARFEST,  INC.


                                       By:/s/Michael  Huemmer
                                          --------------------------------------
                                          Michael  Huemmer,  President


                                       By:/s/Janet  Alexander
                                          --------------------------------------
                                          Janet  Alexander,  Secretary


Dated:  March  8,  2002                CONCIERGE,  INC.


                                       By:/s/Allen  E.  Kahn
                                          --------------------------------------
                                          Allen  E.  Kahn,  President


                                       By:/s/James  E.  Kirk
                                          --------------------------------------
                                          James  E.  Kirk,  Secretary


                                                                     Exhibit 3.6
                                                               Page 2 of 4 Pages

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Michael  Huemmer  and  Janet  Alexander  certify  that:

     1. They are the president and the secretary, respectively, of Starfest, Inc., a California corporation.

     2.   The Agreement of Merger between the corporation and Concierge, Inc., a
          Nevada  corporation,   was  duly   approved   by   the  directors  and
          shareholders  of  the corporation.

     3. There is only one class of shares of the corporation, common stock. The total number of outstanding shares of common stock of the corporation entitled to vote on the merger was 23,100,000. The percentage vote of 23,100,000 shares required to approve the merger was a vote greater than 50 percent, and the vote obtained approving the merger equated such required vote.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  March  7,  2002


                               /s/Michael  Huemmer
                               -------------------------------------------------
                               Michael  Huemmer,  President  of  Starfest,  Inc.


                               /s/Janet  Alexander
                               -------------------------------------------------
                               Janet  Alexander,  Secretary  of  Starfest,  Inc.






                                                                     Exhibit 3.6
                                                               Page 3 of 4 Pages

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Allen  E.  Kahn  and  James  E.  Kirk  certify  that:

     1. They are the president and the secretary, respectively, of Concierge, Inc., a Nevada corporation.

     2 The Agreement of Merger between the corporation and Starfest, Inc., a California corporation, was duly approved by the directors and shareholders of the corporation.

     3. There is only one class of shares of the corporation, common stock. The total number of outstanding shares of common stock of the corporation entitled to vote on the merger was 1,435,655. The percentage vote of 1,435,655 shares required to approve the merger was a vote greater than 50 percent, and the vote obtained approving the merger equated such required vote.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  March  8,  2002


                              /s/Allen  E.  Kahn
                              -------------------------------------------------
                              Allen  E.  Kahn,  President  of  Concierge,  Inc.


                              /s/James  E.  Kirk
                              -------------------------------------------------
                              James  E.  Kirk,  Secretary  of  Concierge,  Inc.


                                                                     Exhibit 3.6
                                                               Page 4 of 4 Pages